UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 3, 2011, Genpact International, Inc., a wholly-owned indirect subsidiary of Genpact Limited, completed its acquisition of Headstrong Corporation (“Headstrong”) pursuant to the Agreement and Plan of Merger, dated April 5, 2011, among Genpact International, Inc., Headstrong and the other parties thereto. This Form 8-K/A is being filed to amend the Form 8-K filed on May 3, 2011 to provide the financial statements described under Item 9.01 below.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Headstrong as of December 31, 2010 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The required pro forma financial information with respect to the acquisition is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits:

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Audited consolidated financial statements of Headstrong Corporation as of December 31, 2010

Exhibit 99.2	Unaudited pro forma condensed combined consolidated financial statements as of December 31, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: July 18, 2011	By:	/s/ Heather White
	Name:	Heather D. White
	Title:	Vice President and Senior Legal Counsel

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited consolidated financial statements of Headstrong Corporation as of December 31, 2010

99.2	Unaudited pro forma condensed combined consolidated financial statements as of December 31, 2010